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                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13G (including amendments thereto) with regard to the common stock of Genitope Corporation, a Delaware corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of February 11, 2004.

                          WS CAPITAL, L.L.C.

                          By: /s/ Reid S. Walker
                              --------------------------------------------------
                              Reid S. Walker, Member

                          WS CAPITAL MANAGEMENT, L.P.

                          By: WS Capital, L.L.C., its general partner

                          By: /s/ Reid S. Walker
                              --------------------------------------------------
                              Reid S. Walker, Member

                          WALKER SMITH CAPITAL, L.P.

                          By: WS Capital Management, L.P., its general partner

                          By: WS Capital, L.L.C., its general partner

                          By: /s/ Reid S. Walker
                              --------------------------------------------------
                              Reid S. Walker, Member

                          WALKER SMITH CAPITAL (Q.P.), L.P.

                          By: WS Capital Management, L.P., its general partner

                          By: WS Capital, L.L.C., its general partner

                          By: /s/ Reid S. Walker
                              --------------------------------------------------
                              Reid S. Walker, Member

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                          WALKER SMITH INTERNATIONAL FUND, LTD.

                          By: WS Capital Management, L.P., its agent and
                              attorney-in-fact

                          By: WS Capital, L.L.C., its general partner

                          By: /s/ Reid S. Walker
                              --------------------------------------------------
                              Reid S. Walker, Member

                          WSV MANAGEMENT, L.L.C.

                          By: /s/ Reid S. Walker
                              --------------------------------------------------
                              Reid S. Walker, Member

                          WS VENTURES MANAGEMENT, L.P.

                          By: WSV Management, L.L.C., its general partner

                          By: /s/ Reid S. Walker
                              --------------------------------------------------
                              Reid S. Walker, Member

                          WS OPPORTUNITY FUND, L.P.

                          By: WS Ventures Management, L.P., its general partner

                          By: WSV Management, L.L.C., its general partner

                          By: /s/ Reid S. Walker
                              --------------------------------------------------
                              Reid S. Walker, Member

                          WS OPPORTUNITY FUND (Q.P.), L.P.

                          By: WS Ventures Management, L.P., its general partner

                          By: WSV Management, L.L.C., its general partner

                          By: /s/ Reid S. Walker
                              --------------------------------------------------
                              Reid S. Walker, Member

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                          WS OPPORTUNITY FUND INTERNATIONAL, LTD.

                          By: WS Ventures Management, L.P., its agent and
                              attorney-in-fact

                          By: WSV Management, L.L.C., its general partner

                          By: /s/ Reid S. Walker
                              --------------------------------------------------
                              Reid S. Walker, Member

                          /s/ Reid S. Walker
                              --------------------------------------------------
                          REID S. WALKER

                          /s/ G. Stacy Smith
                          ------------------------------------------------------
                          G. STACY SMITH

                          /s/ Patrick P. Walker
                          ------------------------------------------------------
                          PATRICK P. WALKER